EXECUTION VERSION

EXHIBIT 10.11

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

THIS AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Security Agreement”) is entered into as of November 6, 2018 by and among Farmer Bros. Co., a Delaware corporation (the “Borrower”), Boyd Assets Co., a Delaware corporation (“Boyd Assets”), China Mist Brands, Inc., a Delaware corporation (“China Mist”), Coffee Bean International, Inc., an Oregon corporation (“Coffee Bean”), FBC Finance Company, a California corporation (“FBC”), and Coffee Bean Holding Co., Inc., a Delaware corporation (“Coffee Bean Holdings”, and together with the Borrower, Boyd Assets, China Mist, Coffee Bean, and FBC, each an “Initial Grantor”; the Initial Grantors, together with any additional Subsidiaries, whether now existing or hereafter formed or acquired which become parties to this Security Agreement from time to time, in accordance with the terms of the Credit Agreement (as defined below), by executing a Supplement hereto in substantially the form of Annex I (each, a “Security Agreement Supplement”), collectively, the “Grantors”), and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for itself and for the Secured Parties (as defined in the Credit Agreement identified below).
PRELIMINARY STATEMENTS
WHEREAS, the Initial Grantors, the Lenders party thereto and the Administrative Agent are entering into an Amended and Restated Credit Agreement dated as of November 6, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Credit Agreement amends and restates in its entirety the Existing Credit Agreement (as defined in the Credit Agreement);

WHEREAS, the Credit Agreement, among other things, re-evidences the Borrower’s outstanding obligations under the Existing Credit Agreement and provides, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations to be made by the Lenders to or for the benefit of the Borrower;
WHEREAS, as a condition precedent to the effectiveness of the Existing Credit Agreement, certain of the Initial Grantors entered into the Pledge and Security Agreement, dated as of March 2, 2015 with the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Security Agreement”); and

WHEREAS, the Initial Grantors wish to reaffirm their obligations under the Existing Security Agreement, amend and restate the Existing Security Agreement and continue to secure their obligations to the Secured Parties pursuant to the terms of this Security Agreement;
ACCORDINGLY, to induce the Administrative Agent and the Lenders to enter into and extend credit to the Borrower under the Credit Agreement, the Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby agree as follows:

ARTICLE I
DEFINITIONS
1.1.    Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
1.2.    Terms Defined in UCC. The following terms are used herein as defined in Article 9 of the UCC: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Equipment, Farm Products, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Supporting Obligations and Tangible Chattel Paper. The terms “Securities” and “Securities Accounts” are used herein as defined in Article 8 of the UCC.
1.3.    Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined above and in the Preliminary Statements, the following terms shall have the following meanings:
“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.
“Collateral” shall have the meaning set forth in Article II.
“Collateral Access Agreement” means any landlord waiver or other agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Administrative Agent, the applicable Grantor and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, supplemented or otherwise modified from time to time.
“Collateral License” means any written inbound license or agreement under which a Grantor is authorized to use intellectual property in connection with any manufacture, marketing, distribution or disposition of Inventory.
“Collateral Report” means any certificate, report or other document delivered by any Grantor to the Administrative Agent or any Lender with respect to the Collateral pursuant to any Loan Document.
“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.
“Copyright Security Agreement” means each Copyright Security Agreement, substantially in the form attached as Exhibit J, executed and delivered by the Grantors, or any of them, and the Administrative Agent.
“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing;

(c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.
“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
“Deposit Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among any Grantor, a banking institution holding such Grantor’s funds, and the Administrative Agent with respect to collection and control of all deposits and balances held in a deposit account maintained by such Grantor with such banking institution.
“Excluded Accounts” means a Deposit Account or Securities Account containing not more than $50,000 at any one time; provided, however, that the aggregate amount of funds and the fair market value of all other assets contained in all such Deposit Accounts or Securities Accounts referred to above shall not exceed $250,000 at any one time.
“Excluded Collateral” means, collectively, (a) Intentionally Omitted, (b) voting Equity Interests of any CFC or Domestic Subsidiary HoldCo, solely to the extent that (i) such Equity Interests represent more than 65% of the outstanding voting Equity Interests of such CFC or Domestic Subsidiary HoldCo, and (ii) pledging or hypothecating more than 65% of the total outstanding voting Equity Interests of such CFC or Domestic Subsidiary HoldCo would result in adverse tax consequences (as reasonably determined by the Borrower in consultation with the Administrative Agent) or the costs to any of the Grantors of providing such pledge are unreasonably excessive (as determined by the Administrative Agent in consultation with the Borrower) in relation to the benefits to the Administrative Agent, the other Lenders of the security afforded thereby (which pledge, if reasonably requested by the Administrative Agent, shall be governed by the laws of the jurisdiction of such Subsidiary); (c) any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property if under the terms of such contract, lease, permit, license, or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited or restricted as a matter of law or under the terms of such contract, lease, permit, license, or license agreement, or would invalidate any such contract, lease, permit, license or license agreement, and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit, license, or license agreement has not been obtained (provided that, (i) the foregoing exclusions of this clause (c) shall in no way be construed (A) to apply to the extent that any described prohibition or restriction is ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the UCC or other applicable law, or (B) to apply to the extent that any consent or waiver has been obtained that would permit the Administrative Agent’s security interest or lien to attach notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit, license, or license agreement and (ii) the foregoing exclusions of clauses (b) and (c) shall in no way be construed to limit, impair, or otherwise affect any of the Administrative Agent’s or any Lender’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (A) monies due or to become due under or in connection with any described contract, lease, permit, license, license agreement, or Equity Interests (including any Accounts or Equity Interests), or (B) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, license agreement, or Equity Interests); (d) any United States intent-to-use trademark or service mark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of a registration issuing from such intent-to-use trademark or service mark applications under applicable federal law, provided that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use pursuant to 15 U.S.C. Section 1051(c) or a statement of use pursuant to 15 U.S.C. Section 1051(d) (or any successor provisions), such intent-to-use trademark or service mark application shall be considered Collateral; (e) any interest in any real property held by any Grantor; (f) motor vehicles, aircraft and other assets subject to certificates of title; (g) Excluded Deposit and Securities Accounts; and (h) margin stock (as defined in Regulation U).
“Excluded Deposit and Securities Accounts” means the collective reference to: (a) Deposit Accounts of Grantors specially and exclusively used for payroll, payroll taxes, trust or fiduciary purposes and other employee wage and benefit payments to or for the Grantors’ employees (provided that the amount on deposit in such accounts does not exceed the then current amount of such payroll, payroll taxes and other employee wage and benefit obligations), and (b) Deposit Accounts specially and exclusively used for taxes, including sales taxes (provided that the amount on deposit in such accounts does not exceed the then current amount of such tax obligations).
“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.
“Fixtures” shall have the meaning set forth in Article 9 of the UCC.
“Lenders” means the lenders party to the Credit Agreement and their successors and assigns.
“Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all written licensing agreements or other grants of rights with respect to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.
“Patent Security Agreement” shall mean each Patent Security Agreement, substantially in the form attached as Exhibit K, executed and delivered by the Grantors, or any of them, and the Administrative Agent.
“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.
“Pledged Collateral” means all Instruments, Securities and other Investment Property of the Grantors to the extent constituting Collateral, whether or not physically delivered to the Administrative Agent pursuant to this Security Agreement.
“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.
“Stock Rights” means all dividends, instruments or other distributions and any other right or property which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest.
“Trademark Security Agreement” means each Trademark Security Agreement, substantially in the form attached as Exhibit L, executed by the Grantors, or any of them, and the Administrative Agent.
“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (d) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (e) all rights corresponding to any of the foregoing throughout the world.
“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Administrative Agent’s or any other Secured Party’s Lien on any Collateral.
The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.
ARTICLE II
REAFFIRMATION AND GRANT OF SECURITY INTEREST
Each Grantor party to the Existing Security Agreement reaffirms the security interest granted under the terms and conditions of the Existing Security Agreement and agrees that such security interest remains in full force and effect and is hereby ratified, reaffirmed and confirmed.  Each Grantor party to the Existing Security Agreement acknowledges and agrees with the Administrative Agent that the Existing Security Agreement is amended, restated, and superseded in its entirety pursuant to the terms hereof. Furthermore, each Grantor hereby pledges, collaterally assigns and grants to the Administrative Agent, on behalf of and for the benefit of the Secured Parties, a security interest in all of its right, title and interest in, to and under the following personal property and assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the “Collateral”), including, without limitation, the following assets of such Grantor:

(i)all Accounts;

(ii)all Chattel Paper;
(iii)all Copyrights, Patents, Trademarks and Licenses;

(iv)	all Documents;

(v)	all Equipment;

(vi)	all Fixtures;

(vii)	all General Intangibles;

(viii)	all Goods;

(ix)	all Instruments;

(x)	all Inventory;

(xi)	all Investment Property;

(xii)	all cash or cash equivalents;

(xiii)	all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xiv)	all Deposit Accounts with any bank or other financial institution;

(xv)	all Commercial Tort Claims;

(xvi)	all Farm Products; and

(xvii)
all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Secured Obligations.
Notwithstanding anything contained in this Security Agreement to the contrary, the term “Collateral” and the foregoing grant shall not include, or the security interest shall not attach to, and no representation, warranty or covenant under this Security Agreement or any other Loan Document shall apply to, any Excluded Collateral; provided that if and when any property shall cease to be Excluded Collateral, such property shall be deemed at all times from and after such date to constitute Collateral to the extent subject to the grant clause in this Article II.

ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each of the Initial Grantors represents and warrants to the Administrative Agent and the Secured Parties, and each Grantor that becomes a party to this Security Agreement pursuant to the execution of a Security Agreement Supplement in substantially the form of Annex I represents and warrants (after giving effect to supplements to each of the Exhibits hereto with respect to such subsequent Grantor as attached to such Security Agreement Supplement), that:
3.1.    Title Authorization Validity, Enforceability, Perfection and Priority. Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to the Administrative Agent the security interest in the Collateral pursuant hereto. The execution and delivery by such Grantor of this Security Agreement has been duly authorized by all necessary organizational actions of such Grantor, and this Security Agreement constitutes a legal, valid and binding obligation of such Grantor which is enforceable in accordance with its terms and creates a security interest against such Grantor in all Collateral it now owns or hereafter acquires, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit H, the Administrative Agent will have a perfected first priority security interest in that Collateral of such Grantor in which a security interest may be perfected by such filings, subject only to Liens permitted under Section 4.1(e).
3.2.    Type and Jurisdiction of Organization Organizational and Identification Numbers. As of the Effective Date, the type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A.
3.3.    Principal Location. As of the Effective Date, such Grantor’s mailing address, which shall be its address for notices and other communications provided for herein and the location of its places of business and its chief executive office (if it has more than one place of business), are disclosed in Exhibit A; such Grantor has no other places of business except those set forth in Exhibit A.
3.4.    Collateral Locations. As of the Effective Date, all of such Grantor’s locations where Collateral in excess of $500,000 is located (other than any Collateral in transit in the ordinary course of business) are listed on Exhibit A. As of the Effective Date, all of said locations are owned by such Grantor except for locations (i) which are leased by such Grantor as lessee and designated in Part VII(b) of Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VII(c) of Exhibit A.
3.5.    Deposit Accounts and Securities Accounts. As of the Effective Date, all of such Grantor’s Deposit Accounts and Securities Accounts are listed on Exhibit B.

3.6.    Exact Names. As of the Effective Date, such Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization. Such Grantor has not, during the five years prior to the Effective Date and other than as previously disclosed to the Administrative Agent in writing, been known by or used or conducted business under any other corporate or fictitious name, or been a party to any merger or consolidation, been a party to any acquisition (except the Specified Acquisition) or changed its jurisdiction of formation.
3.7.    Letter-of-Credit Rights and Chattel Paper. As of the Effective Date, Exhibit C lists all Letter-of-Credit Rights and Chattel Paper of such Grantor. As of the Effective Date, all action by such Grantor necessary or desirable to protect and perfect the Administrative Agent’s Lien on each item listed on Exhibit C (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has been duly taken to the extent required by the Administrative Agent. The Administrative Agent will have a perfected first priority security interest in the Collateral listed on Exhibit C subject only to Liens permitted under Section 4.1(e).
3.8.    Accounts and Chattel Paper.
(a)    The amounts owing, due dates and, to the knowledge of the Grantors, the names of the obligors and other information with respect to its Accounts and Chattel Paper are and will be correctly stated in all material respects in all applicable records of such Grantor relating thereto and in all invoices and Collateral Reports with respect thereto furnished to the Administrative Agent by such Grantor from time to time.
(b)    As of the Effective Date, no Grantor has any Collateral evidenced or represented by any Tangible Chattel Paper in excess of $250,000 individually or $500,000 in the aggregate other than the Tangible Chattel Paper listed on Exhibit C. All action required under Section 4.4 of this Security Agreement has been duly taken by such Grantor.
3.9.    Inventory. All Inventory of such Grantor (i) is of good and merchantable quality and free from known defects (other than defects arising in the ordinary course of such Grantor’s business) except to the extent the failure of which would not reasonably be expected to have a Material Adverse Effect, (ii) as of the Effective Date, is (other than Inventory in transit) located at one of such Grantor’s locations set forth on Exhibit A or at any other location permitted by Section 4.1(g), and (iii) has been produced in all material respects in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder.
3.10.    Intellectual Property. As of the Effective Date, such Grantor does not have any interest in, or title to, any registered Patent, Trademark or Copyright (or application for such registration) except as set forth in Exhibit D. This Security Agreement and each Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement is effective to create a valid and continuing Lien and, upon filing of appropriate financing statements in the offices listed on Exhibit H, Copyright Security Agreements with the United States Copyright Office, and Patent Security Agreements and Trademark Security Agreements with the United States Patent and Trademark Office, perfected first priority security interests (subject only to Liens permitted by Section 4.1(e)) in favor of the Administrative Agent on such Grantor’s United States Patents, Trademarks and Copyrights and such perfected security interests are enforceable in accordance with their terms as such as against any and all creditors of and purchasers from such Grantor subject to applicable bankruptcy law and general principles of equity.

3.11.    Filing Requirements. None of the Collateral owned by it is of a type for which security interests or liens may be perfected by filing under any federal statute except: (a) for Patents, Trademarks and Copyrights held by such Grantor and described in Exhibit D; (b) for Patents, Trademarks and Copyrights acquired after the date hereof and disclosed to Administrative Agent in accordance with Section 4.7(c); and (c) to the extent notified in writing to the Administrative Agent within five (5) Business Days of any Grantor acquiring any such assets. Notwithstanding anything contained in the Loan Documents to the contrary, no Grantor shall be required to take any action required under the law of any non-U.S. jurisdiction to create or perfect any security interest in any intellectual property.
3.12.    No Financing Statements, Security Agreements. No effective financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except for financing statements or security agreements (a) naming the Administrative Agent on behalf of the Secured Parties as the secured party and (b) as permitted by Section 4.1(e); provided, that nothing herein shall be deemed to constitute an agreement to subordinate any of the Liens of the Administrative Agent under the Loan Documents to any Liens otherwise permitted under Section 4.1(e).
3.13.    Pledged Collateral.
(a)    As of the Effective Date, Exhibit G sets forth a complete and accurate list of all Pledged Collateral owned by such Grantor. Such Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit G as being owned by it, free and clear of any Liens, except for the security interest granted to the Administrative Agent for the benefit of the Secured Parties hereunder and as permitted by Section 4.1(e). Such Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, (ii) to the extent reasonably requested by the Administrative Agent after the occurrence of an Event of Default that is continuing, all such Pledged Collateral held by a securities intermediary is covered by a control agreement among such Grantor, the securities intermediary and the Administrative Agent pursuant to which the Administrative Agent has Control, provided, however, that no such control agreement shall be required in respect of any Excluded Account or for the 90-day period (or such longer period as agreed by the Administrative Agent in its sole discretion) after the Effective Date and (iii) to the knowledge of the applicable Grantor, all Pledged Collateral which represents Indebtedness owed to such Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer (subject to debtor relief and bankruptcy laws and to general principles of equity) and such issuer is not in default thereunder.
(b)    In addition, (i) none of the Pledged Collateral owned by it has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) no options, warrants, calls or commitments of any character whatsoever (A) exist relating to such Pledged Collateral or (B) obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice to or filing with, any governmental authority or any other Person is required for the pledge by such Grantor of such Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by such Grantor, or for the exercise by the Administrative Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.
(c)    As of the Effective Date, except as set forth in Exhibit G, such Grantor owns 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral owned by it and none of the Pledged Collateral which represents Indebtedness owed to such Grantor is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.
ARTICLE IV
COVENANTS
From the date of this Security Agreement and thereafter until this Security Agreement is terminated pursuant to the terms hereof, each of the Initial Grantors agrees that, and from and after the effective date of any Security Agreement Supplement applicable to any Grantor (and after giving effect to supplements to each of the Exhibits hereto with respect to such subsequent Grantor as attached to such Security Agreement Supplement) and thereafter until this Security Agreement is terminated pursuant to the terms hereof, each such subsequent Grantor agrees that:
4.1.    General.
(a)    Collateral Records. Such Grantor will maintain complete and accurate books and records with respect to the Collateral owned by it consistent with past practices, and furnish to the Administrative Agent, with sufficient copies for each of the Secured Parties, such reports relating to such Collateral as the Administrative Agent shall from time to time reasonably request.
(b)    Authorization to File Financing Statements; Ratification. Such Grantor hereby authorizes the Administrative Agent to file, and if requested (subject to the exceptions and qualifications otherwise set forth herein and in any other Loan Document) will deliver to the Administrative Agent, all financing statements and other documents and take such other actions as may from time to time reasonably be requested by the Administrative Agent in order to maintain a first priority perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor, subject to Liens permitted under Section 4.1(e), provided that nothing herein shall be deemed to constitute an agreement to subordinate any of the Liens of the Administrative Agent under the Loan Documents to any Liens otherwise permitted under Section 4.1(e). Any financing statement filed by the Administrative Agent may be filed in such offices as the Administrative Agent reasonably determines to be appropriate to perfect the security interest of the Administrative Agent under this Security Agreement and may (i) indicate or describe such Grantor’s Collateral (1) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Grantor is an organization, and the type of such Grantor’s organization. Such Grantor also agrees to furnish any such information described in the foregoing sentence to the Administrative Agent promptly upon request. Such Grantor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.
(c)    Further Assurances. Such Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Administrative Agent in its Collateral and the priority thereof against any Lien not expressly permitted hereunder.
(d)    Disposition of Collateral. Such Grantor will not sell, lease or otherwise dispose of the Collateral owned by it except for Dispositions specifically permitted pursuant to Section 6.05 of the Credit Agreement.
(e)    Liens. Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral owned by it except (i) the security interest created by this Security Agreement, and (ii) other Liens permitted under Section 6.02 of the Credit Agreement; provided, that nothing herein shall be deemed to constitute an agreement to subordinate any of the Liens of the Administrative Agent under the Loan Documents to any Liens otherwise permitted under Section 6.02 of the Credit Agreement.
(f)    Other Financing Statements. Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except for financing statements (i) naming the Administrative Agent on behalf of the Secured Parties as the secured party, and (ii) in respect to other Liens permitted by Section 4.1(e). Such Grantor acknowledges that it is not authorized to file any financing statement covering all or any portion of the Collateral, or any amendment or termination statement with respect to any financing statement referred to in clause (i), above, without the prior written consent of the Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.
4.2.    Receivables.
(a)    Certain Agreements on Receivables. Such Grantor will not make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence of an Event of Default, such Grantor may reduce the amount of Accounts arising from the sale of Inventory or the rendering of services in accordance with its present policies and in the ordinary course of business and as otherwise permitted under the Credit Agreement.
(b)    Collection of Receivables. Except as otherwise provided in this Security Agreement, such Grantor will collect and enforce, at such Grantor’s sole expense, all amounts due or hereafter due to such Grantor under the Receivables owned by it in accordance with past practice and in the ordinary course of business.
(c)    Electronic Chattel Paper. Such Grantor shall take all steps requested by the Administrative Agent in its reasonable discretion to grant the Administrative Agent Control of all electronic chattel paper valued in excess of $500,000 in the aggregate for all such electronic chattel paper in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.
4.3.    Intentionally Omitted.
4.4.    Delivery of Instruments, Securities, Chattel Paper and Documents. Such Grantor will (a) deliver to the Administrative Agent promptly upon execution of this Security Agreement the originals of all Tangible Chattel Paper, Securities (to the extent certificated) and Instruments constituting Collateral owned by it (if any then exist), in each case solely to the extent such item of Tangible Chattel Paper, Security, or Instrument exceeds $250,000 individually or $500,000 in the aggregate, (b) hold in trust for the Administrative Agent upon receipt and promptly thereafter deliver to the Administrative Agent any such Chattel Paper, Securities (to the extent certificated) and Instruments constituting Collateral, in each case solely to the extent such item of Chattel Paper, Security, or Instrument exceeds $250,000 individually or $500,000 in the aggregate and (c) upon the Administrative Agent’s request, deliver to the Administrative Agent (and thereafter hold in trust for the Administrative Agent upon receipt and promptly deliver to the Administrative Agent) any Document evidencing or constituting Collateral.
4.5.    Uncertificated Pledged Collateral. Such Grantor will permit the Administrative Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all replacements therefor to reflect the Lien of the Administrative Agent granted pursuant to this Security Agreement. With respect to any Pledged Collateral owned by it, such Grantor will take any actions necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral, promptly upon the Administrative Agent’s request, and (b) any securities intermediary which is the holder of any such Pledged Collateral, in each case, to cause the Administrative Agent to have and retain Control over such Pledged Collateral. Without limiting the foregoing, such Grantor will, promptly upon the Administrative Agent’s reasonable request, with respect to any such Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a control agreement with the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, giving the Administrative Agent Control; provided, however, that no such control agreement shall be required in respect of any Excluded Account or for the 90-day period (or such longer period as agreed by the Administrative Agent in its sole discretion) after the Effective Date.
4.6.    Pledged Collateral.
(a)    Changes in Capital Structure of Issuers. Such Grantor will not (i) permit or suffer any issuer of an Equity Interest constituting Pledged Collateral owned by it to dissolve, consummate a Division, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets or merge or consolidate with any other entity, in each case except as permitted by the Credit Agreement, or (ii) vote any such Pledged Collateral in favor of any of the foregoing.

(b)    Issuance of Additional Securities. Such Grantor will not permit or suffer the issuer of an Equity Interest constituting Pledged Collateral owned by it to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to such Grantor or as permitted by the Credit Agreement.
(c)    Registration of Pledged Collateral. Upon the occurrence and during the continuance of an Event of Default, such Grantor will permit any registerable Pledged Collateral owned by it to be registered in the name of the Administrative Agent or its nominee at any time at the option of the Required Lenders.
(d)    Exercise of Rights in Pledged Collateral.
(i)    Without in any way limiting the foregoing and subject to clause (ii) below, such Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided, however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Administrative Agent in respect of such Pledged Collateral in any material respect.
(ii)    Such Grantor will permit the Administrative Agent or its nominee at any time after the occurrence and during the continuance of an Event of Default, upon notice by the Administrative Agent (to the extent such notice is not prohibited by applicable law), to exercise or refrain from exercising all voting rights or other rights relating to the Pledged Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting such Pledged Collateral as if it were the absolute owner thereof.
(iii)    Such Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of the Credit Agreement.
4.7.    Intellectual Property.
(a)    Upon the occurrence of an Event of Default that is continuing, if requested by the Administrative Agent, such Grantor will use its commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or benefit of the Administrative Agent of any Collateral License held by such Grantor and to enforce the security interests granted hereunder.
(b)    Such Grantor shall notify the Administrative Agent promptly if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) that is material to such Grantor’s business may become abandoned or dedicated to the public, or, to the extent such determination or development could reasonably be expected to have a Material Adverse Effect, of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any such Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.
(c)    At the time of delivery of the financial statements required pursuant to Sections 5.01(a) and 5.01(b) of the Credit Agreement, each Grantor shall provide the Administrative Agent with a list of all applications for the registration of any Patent, Trademark (other than intent-to-use Trademark applications) or Copyright with the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency filed during the quarter to which such financial statements relate and all Patent, Trademark and Copyright registrations and applications therefor acquired during such quarter, and upon request of the Administrative Agent, such Grantor shall execute and deliver one or more Patent Security Agreements, Trademark Security Agreements and/or Copyright Security Agreements, as applicable, to evidence and record the Administrative Agent’s first priority security interest (subject only to Liens permitted by Section 4.1(e)) on such United States Patent, Trademark or Copyright registrations and applications.
(d)    Such Grantor shall take such actions as it deems appropriate, in its reasonable business judgment, to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of its Patents, Trademarks and Copyrights (now or hereafter existing), which are material to its business.
(e)    Such Grantor shall take such actions as it reasonably determines are appropriate to enforce its rights against any infringement, misappropriation or dilution of the Patents, Trademarks and Copyrights that are material to its business. In the event that such Grantor institutes suit because any of its Patents, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 4.8.
4.8.    Commercial Tort Claims. All Commercial Tort Claims of each Grantor owned by it as of the Effective Date are listed on Exhibit E. Such Grantor shall promptly, and in any event within five (5) Business Days after the same is acquired by it, notify the Administrative Agent of any Commercial Tort Claim (other than any such Commercial Tort Claims not in excess of $250,000 individually or $500,000 in the aggregate for all such Commercial Tort Claims in excess of $75,000 individually) acquired by it and, unless the Administrative Agent otherwise consents, such Grantor shall enter into an amendment to this Security Agreement, in the form of Exhibit I hereto, granting to Administrative Agent a first priority security interest (subject only to Liens permitted by Section 4.1(e)) in such commercial tort claim.
4.9.    Letter-of-Credit Rights. If such Grantor is or becomes the beneficiary of a letter of credit not constituting a Supporting Obligation in respect of any Collateral (other than any such letters of credit not in excess of $250,000 individually or $500,000 in the aggregate), it shall promptly, and in any event within five (5) Business Days after becoming a beneficiary, notify the Administrative Agent thereof and upon the reasonable request of the Administrative Agent, use commercially reasonable efforts to cause the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to the Administrative Agent and (ii) agree to direct all payments thereunder to a Deposit Account at the Administrative Agent or subject to a Deposit Account Control Agreement for application to the Secured Obligations, in accordance with Section 2.18 of the Credit Agreement, all in form and substance reasonably satisfactory to the Administrative Agent.

4.10.    Federal, State or Municipal Claims. Such Grantor will promptly notify the Administrative Agent of any Collateral with a face value in excess of $250,000 individually or $500,000 in the aggregate which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, or, to the knowledge of such Grantor, state or municipal law.
4.11.    Intentionally Omitted.
4.12.    Insurance.
(a)    In the event any Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a “Special Flood Hazard Area”, such Grantor shall purchase and maintain flood insurance on such Collateral (including any personal property which is located on any real property leased by such Grantor within a “Special Flood Hazard Area”). The minimum amount of flood insurance required by this Section shall be in an amount equal to the lesser of the aggregate of all Lenders’ Commitments or the total replacement cost value of such Collateral.
(b)    All insurance policies required hereunder and under Section 5.10 of the Credit Agreement shall, within 45 days of the date hereof (or such longer period as agreed by the Administrative Agent in its sole discretion), name the Administrative Agent (for the benefit of the Administrative Agent and the Secured Parties) as an additional insured or as lender loss payee, as applicable, and shall contain lender loss payable clauses, through endorsements in form and substance reasonably satisfactory to the Administrative Agent, which provide that: (i) all proceeds thereunder with respect to any Collateral shall be payable to the Administrative Agent; (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and lender loss payable or mortgagee clauses may be canceled, amended, or terminated only upon at least thirty (30) days’ prior written notice given to the Administrative Agent.
(c)    All premiums on any such insurance shall be paid when due (subject to any grace periods provided by the terms of such policy) by such Grantor, and copies of the policies delivered to the Administrative Agent. If such Grantor fails to obtain any insurance as required by this Section, the Administrative Agent may obtain such insurance at the Borrower’s expense. By purchasing such insurance, the Administrative Agent shall not be deemed to have waived any Default arising from any Grantor’s failure to maintain such insurance or pay any premiums therefor.
4.13.    Collateral Access Agreements. After the occurrence of an Event of Default that is continuing, upon request by the Administrative Agent, such Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement from the lessor of each leased property, mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where Inventory in excess of $5,000,000 is stored or located, which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, mortgagee, bailee or consignee may assert against the Inventory at that location, and shall otherwise be reasonably satisfactory in form and substance to the Administrative Agent.

4.14.    Deposit Account Control Agreements. After the occurrence of an Event of Default that is continuing, such Grantor will provide to the Administrative Agent promptly upon the Administrative Agent’s reasonable request, a Deposit Account Control Agreement or a securities account control agreement (in each case in form and substance reasonably satisfactory to the Administrative Agent), as applicable, duly executed on behalf of each financial institution holding a Deposit Account or Securities Account of such Grantor as set forth in this Security Agreement; provided, however, that no such Deposit Account Control Agreement or securities account control agreement shall be required in respect of any Excluded Account or any Excluded Deposit and Securities Account.
4.15.    Change of Name or Location. Such Grantor shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices, or the location of its records concerning the Collateral as set forth in this Security Agreement, (c) change the type of entity that it is, (d) change its federal employer identification number or organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless the Administrative Agent shall have received at least ten (10) days’ prior written notice of such change and the Administrative Agent shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Administrative Agent’s security interest in the Collateral, or (2) any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Administrative Agent, on behalf of the Secured Parties, in any Collateral) or will be taken within any time period reasonably specified by the Administrative Agent, provided that, any new location shall be in the continental U.S.
4.16.    Securities. Each Grantor shall ensure that any Equity Interest which is included within the Collateral shall at no time constitute a Security and the issuer of any such Equity Interest shall at no time take any action to have such interests treated as a Security unless (i) all certificates or other documents constituting such Security have been delivered to the Administrative Agent and such Security is properly defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (ii) the Administrative Agent has entered into a control agreement(other than Pledged Collateral contained in Excluded Accounts or for the 90-day period (or such longer period as agreed by the Administrative Agent in its sole discretion) after the Effective Date) with the issuer of such Security or with a securities intermediary relating to such Security and such Security is defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer or otherwise.
ARTICLE V
EVENTS OF DEFAULT AND REMEDIES
5.1.    Reserved.

5.2.    Remedies.
(a)    Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may exercise any or all of the following rights and remedies:
(i)    those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to the Administrative Agent and the other Secured Parties prior to an Event of Default;
(ii)    those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;
(iii)    give notice of sole control or any other instruction under any Deposit Account Control Agreement or other control agreement with any securities intermediary and take any action therein with respect to such Collateral;
(iv)    without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Administrative Agent may deem commercially reasonable; and
(v)    concurrently with written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Administrative Agent was the outright owner thereof.
(b)    The Administrative Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)    The Administrative Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Administrative Agent and the other Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption each Grantor hereby expressly releases.
(d)    Until the Administrative Agent is able to effect a sale, lease, or other disposition of Collateral, the Administrative Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent. The Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Administrative Agent’s remedies (for the benefit of the Administrative Agent and the other Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.
(e)    If, after the Credit Agreement has terminated by its terms and all of the Secured Obligations have been paid in full, there remain outstanding Swap Agreement Obligations or Banking Services Obligations, the Required Lenders may exercise the remedies provided in this Section 5.2 upon the occurrence of any event which would allow or require the termination or acceleration of any Swap Agreement Obligations or Banking Services Obligations.
(f)    Notwithstanding the foregoing, neither the Administrative Agent nor any other Secured Party shall be required to (i) make any demand upon, or pursue or exhaust any of its rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.
(g)    Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so.
5.3.    Grantor’s Obligations Upon Default. At the request of the Administrative Agent upon the occurrence and during the continuation of a Default, each Grantor will:
(a)    assemble and make available to the Administrative Agent the Collateral and all books and records relating thereto at any place or places specified by the Administrative Agent, whether at a Grantor’s premises or elsewhere;

(b)    permit the Administrative Agent, by the Administrative Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay any Grantor for such use and occupancy;
(c)    Intentionally omitted;
(d)    take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to enable the Administrative Agent to consummate a sale or other disposition of the Pledged Collateral; provided, that, no Grantor shall be required to take any actions to register or qualify any Pledged Collateral under any federal or state securities laws or any other similar or equivalent rules or regulations; and
(e)    at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Administrative Agent and each Secured Party, at any time, and from time to time, promptly upon the Administrative Agent’s request, the following reports with respect to the applicable Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.
5.4.    Grant of Intellectual Property License. For the purpose of enabling the Administrative Agent to exercise the rights and remedies under this Article V at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, an irrevocable (subject to termination under Section 8.14), nonexclusive license (exercisable without payment of royalty or other compensation or charge to any Grantor) or other right to use, license or sublicense, following the occurrence and during the continuance of an Event of Default, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks, customer lists, advertising matter and any other intellectual property rights or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Administrative Agent may sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased such Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Administrative Agent’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Administrative Agent may (but shall have no obligation to) finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.
ARTICLE VI
ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY
6.1.    Account Verification. The Administrative Agent may at any time during the continuance of an Event of Default, in the Administrative Agent’s own name, in the name of a nominee of the Administrative Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the account debtors of any such Grantor, parties to contracts with any such Grantor and obligors in respect of Instruments of any such Grantor to verify with such Persons, to the Administrative Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables.
6.2.    Authorization for Administrative Agent to Take Certain Action.
(a)    Subject to paragraph (b) below, each Grantor irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent and appoints the Administrative Agent as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (ii) when an Event of Default has occurred and is continuing, to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Administrative Agent Control over such Pledged Collateral, (v) to apply the proceeds of any Collateral received by the Administrative Agent to the Secured Obligations as provided in Section 7.2, (vi) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens that are specifically permitted hereunder), (vii) to contact account debtors for any reason, (viii) to demand payment or enforce payment of the Receivables in the name of the Administrative Agent or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (ix) to sign such Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any account debtor of such Grantor, assignments and verifications of Receivables, (x) to exercise all of such Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (xi) to settle, adjust, compromise, extend or renew the Receivables, (xii) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xiii) to prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any account debtor of such Grantor, (xiv) to prepare, file and sign such Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xv) to change the address for delivery of mail addressed to such Grantor to such address as the Administrative Agent may designate and to receive, open and dispose of all mail addressed to such Grantor, and (xvi) to do all other acts and things necessary to carry out this Security Agreement; and such Grantor agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement, the Credit Agreement or any other Loan Document.
(b)    All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, under this Section 6.2 are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent agrees that, except for the powers granted in Section 6.2(a)(i)‑(v) and Section 6.2(a)(xvi), it shall not exercise any power or authority granted to it unless an Event of Default has occurred and is continuing.

6.3.    Proxy. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE ANY OF THE PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY OF THE PLEDGED COLLATERAL, THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF ANY OF THE PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY OF THE PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT.
6.4.    Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NONE OF THE ADMINISTRATIVE AGENT, ANY LENDER, ANY OTHER SECURED PARTY, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OF THEIR OR THEIR AFFILIATES’ RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL AND NON-APPEALABLE JUDGMENT; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.
ARTICLE VII
COLLECTION AND APPLICATION OF COLLATERAL PROCEEDS; DEPOSIT ACCOUNTS

7.1.    Collection of Receivables. The Administrative Agent may at any time after the occurrence and during the continuance of an Event of Default, by giving each Grantor prior written notice, elect to require that the Receivables be paid directly to the Administrative Agent for the benefit of the Secured Parties. In such event, each Grantor shall, and shall permit the Administrative Agent to, promptly notify the account debtors or obligors under the Receivables owned by such Grantor of the Administrative Agent’s interest therein and direct such account debtors or obligors to make payment of all amounts then or thereafter due under such Receivables directly to the Administrative Agent. Upon receipt of any such notice from the Administrative Agent, each Grantor shall thereafter hold in trust for the Administrative Agent, on behalf of the Secured Parties, all amounts and proceeds received by it with respect to the Receivables and immediately and at all times thereafter deliver to the Administrative Agent all such amounts and proceeds in the same form as so received, whether by cash, check, draft or otherwise, with any necessary endorsements. The Administrative Agent shall hold and apply funds so received as provided by the terms of Section 7.2 hereof.
7.2.    Application of Proceeds; Deficiency. The Administrative Agent may require all cash proceeds of the Collateral to be deposited in a special non-interest bearing cash collateral account with the Administrative Agent and held there as security for the Secured Obligations. No Grantor shall have any control whatsoever over such cash collateral account. Any such proceeds of the Collateral shall be applied in the order set forth in Sections 2.18 and 7.02 of the Credit Agreement unless a court of competent jurisdiction shall otherwise direct. The balance, if any, after all of the Secured Obligations have been satisfied and applied in accordance with Sections 2.18 and 7.02 of the Credit Agreement, shall be deposited by the Administrative Agent into such Grantor’s general operating account with the Administrative Agent or as instructed in writing by such Grantor. The Grantors shall remain liable, jointly and severally, for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys’ fees and other expenses incurred by the Administrative Agent or any other Secured Party to collect such deficiency.
ARTICLE VIII
GENERAL PROVISIONS
8.1.    Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Administrative Agent or any other Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Administrative Agent or such other Secured Party as determined by a court of competent jurisdiction in a final and non-appealable judgment. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any other Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

8.2.    Limitation on Administrative Agent’s and Other Secured Parties’ Duty with Respect to the Collateral. The Administrative Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Administrative Agent and each other Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Administrative Agent nor any other Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Administrative Agent or such other Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Administrative Agent (i) to fail to incur expenses deemed significant by the Administrative Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against account debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would be commercially reasonable in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.
8.3.    Compromises and Collection of Collateral. The Grantors and the Administrative Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Administrative Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Administrative Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Administrative Agent shall be commercially reasonable so long as the Administrative Agent acts in good faith based on information known to it at the time it takes any such action.
8.4.    Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Administrative Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and the Grantors shall reimburse the Administrative Agent for any amounts paid by the Administrative Agent pursuant to this Section 8.4. The Grantors’ obligation to reimburse the Administrative Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.
8.5.    Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.12, 4.13, 4.14, 4.15, 5.3, or 8.7 or in Article VII will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent or the other Secured Parties to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.
8.6.    Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between any Grantor and the Administrative Agent or other conduct of the Administrative Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Administrative Agent or the other Secured Parties unless such authorization is in writing signed by the Administrative Agent with the consent or at the direction of the Required Lenders.
8.7.    No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Administrative Agent or any other Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Administrative Agent with the concurrence or at the direction of the Secured Parties and the Grantors required under Section 9.02 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the other Secured Parties until the Secured Obligations have been paid in full.
8.8.    Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.
8.9.    Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof (including a payment effected through exercise of a right of setoff), is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), all as though such payment or performance had not been made. In the event that any payment, or any part thereof (including a payment effected through exercise of a right of setoff), is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
8.10.    Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Administrative Agent and the other Secured Parties and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Administrative Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, hereunder.
8.11.    Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.
8.12.    Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any. The Grantors shall reimburse the Administrative Agent for any and all out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.
8.13.    Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

8.14.    Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) any and all commitments to extend credit under the Loan Documents have terminated, and the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been paid in cash and performed in full (or with respect to any outstanding Letters of Credit, a cash deposit or at the discretion of the Administrative Agent, a back-up standby Letter of Credit reasonably satisfactory to the Administrative Agent and the Issuing Bank, has been delivered to the Administrative Agent as required by the Credit Agreement) and no commitments of the Administrative Agent or the other Secured Parties which would give rise to any Secured Obligations are outstanding.
8.15.    Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Grantors and the Administrative Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Administrative Agent relating to the Collateral.
8.16.    CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
8.17.    CONSENT TO JURISDICTION. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN (OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN), AND ANY APPELLATE COURT FROM ANY THEREOF IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY (AND ANY SUCH CLAIMS, CROSS-CLAIMS OR THIRD PARTY CLAIMS BROUGHT AGAINST THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES MAY ONLY) BE HEARD AND DETERMINED IN SUCH FEDERAL (TO THE EXTENT PERMITTED BY LAW) OR NEW YORK STATE COURT, AND IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE ISSUING BANK, OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
8.18.    WAIVER OF JURY TRIAL. EACH GRANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY

IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GRANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER GRANTORS PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
8.19.    Service of Process. Each party to this Security Agreement irrevocably consents to service of process in the manner provided for notices in Article IX of this Security Agreement, and each of the Grantors hereby appoints the Borrower as its agent for service of process. Nothing in this Security Agreement or any other Loan Document will affect the right of any party to this Security Agreement to serve process in any other manner permitted by law.
8.20.    Indemnity. To the extent required by Section 9.03(b) of the Credit Agreement, each Grantor hereby agrees, jointly with the other Grantors and severally, to indemnify the Administrative Agent and the other Secured Parties, and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, fees, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent or any other Secured Party is a party thereto) imposed on, incurred by or asserted against the Administrative Agent or the other Secured Parties, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Administrative Agent or the other Secured Parties or any Grantor, and any claim for Patent, Trademark or Copyright infringement).
8.21.    Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Security Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Security Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
8.22.    Subordination of Intercompany Indebtedness. Each Grantor and each Subsidiary that is not a Grantor (an “Other Subsidiary”) that becomes a party hereto pursuant to the last sentence of this Section 8.22 agrees that any and all claims of such Grantor or such Other Subsidiary against any Grantor (each an “Obligor”) with respect to any “Intercompany Indebtedness” (as hereinafter defined) owing to such Grantor, shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Secured Obligations; provided that, and not in contravention of the foregoing, so long as no Event of Default has occurred and is continuing, such Grantor and such Other Subsidiary may make loans to and receive payments in the ordinary course of business with respect to such Intercompany Indebtedness from each such Obligor to the extent not prohibited by the terms of this Security Agreement and the other Loan Documents. Notwithstanding any right of any Grantor or any Other Subsidiary to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of such Grantor and such Other Subsidiary, whether now or hereafter arising and howsoever existing, in any assets of any Obligor shall be and are subordinated to the rights of the Secured Parties and the Administrative Agent in those assets. No Grantor or Other Subsidiary shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until this Security Agreement has terminated in accordance with Section 8.14. If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Obligor is dissolved or if substantially all of the assets of any such Obligor are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to any Grantor or any Other Subsidiary in respect of any and all loans or advances made by any such non-Obligor to any such Grantor pursuant to Section 6.01(c) of the Credit Agreement (“Intercompany Indebtedness”) shall be paid or delivered directly to the Administrative Agent for application on any of the Secured Obligations, due or to become due, until such Secured Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the applicable Grantor or Other Subsidiary upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the termination of this Security Agreement in accordance with Section 8.14, such Grantor or Other Subsidiary shall receive and hold the same in trust, as trustee, for the benefit of the Secured Parties and shall forthwith deliver the same to the Administrative Agent, for the benefit of the Secured Parties, in precisely the form received (except for the endorsement or assignment of a Grantor or Other Subsidiary where necessary), for application to any of the Secured Obligations, due or not due, and, until so delivered, the same shall be held in trust by the applicable Grantor as the property of the Secured Parties. If any such Grantor or Other Subsidiary fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees is irrevocably authorized to make the same. Each Grantor and Other Subsidiary agrees that until the termination of this Security Agreement in accordance with Section 8.14, no Grantor or Other Subsidiary will assign or transfer to any Person (other than the Administrative Agent or the Borrower or another Grantor) any claim any such Grantor or Other Subsidiary has or may have against any Obligor. An Other Subsidiary may become a party to this Agreement by execution of a joinder agreement made between it and the Administrative Agent and delivered to the Administrative Agent. Any such joinder agreement shall bind such Other Subsidiary solely to the provisions of this Section 8.22 as well as Sections 8.15, 8.16, 8.17, 8.18, 8.19 and Article IX.
ARTICLE IX
NOTICES

9.1.    Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent (and deemed received) in the manner and to the addresses set forth in Section 9.01 of the Credit Agreement. Any notice delivered to the Borrower shall be deemed to have been delivered to all of the Grantors.
9.2.    Change in Address for Notices. Each of the Grantors, the Administrative Agent and the Secured Parties may change the address for service of notice upon it by a notice in writing to the other parties.
ARTICLE X
THE ADMINISTRATIVE AGENT
JPMorgan Chase Bank, N.A. has been appointed Administrative Agent for the other Secured Parties hereunder pursuant to Article VIII of the Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Article VIII. Any successor Administrative Agent appointed pursuant to Article VIII of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Grantors and the Administrative Agent have executed this Security Agreement as of the date first above written.

GRANTORS:

FARMER BROS. CO.

By:         /s/ David Robson
Name:    David Robson
Title:        Treasurer and CFO
BOYD ASSETS CO.

By:         /s/ David Robson
Name:    David Robson
Title:        Treasurer and CFO
CHINA MIST BRANDS, INC.

By:         /s/ David Robson
Name:    David Robson
Title:        Treasurer and CFO
COFFEE BEAN INTERNATIONAL, INC.

By:         /s/ David Robson
Name:    David Robson
Title:        Treasurer and CFO
FBC FINANCE COMPANY

By:         /s/ David Robson
Name:    David Robson
Title:        Treasurer and CFO
COFFEE BEAN HOLDING CO., INC.

By:         /s/ David Robson
Name:    David Robson
Title:        Treasurer and CFO

1

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:         /s/ Charles Shaw
Name:     Charles W. Shaw
Title:         Vice President

2

EXHIBIT A
(See Sections 3.2, 3.3, 3.4, 3.9 and 9.1 of Security Agreement)
NOTICE ADDRESS FOR ALL GRANTORS
FARMER BROS. CO.
1912 Farmer Brothers Drive
Northlake, Texas 76262
Attention:
E-mail:
INFORMATION AND COLLATERAL LOCATIONS OF FARMER BROS. CO.

I.	Name of Grantor: Farmer Bros. Co.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 3742785

V.	Federal Identification Number: 95-0725980

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:
1912 Farmer Brothers Drive
Northlake, Texas 76262
Attention:

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:
See Attachment I.

(b)	Properties Leased by the Grantor (include Landlord’s Name):
See Attachment I.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

FARMER BROS. CO. – OWNED and LEASED PROPERTIES
	Owned = O Leased = L	Branch #	Warehouse	Address	City	State	Zip Code
1.

INFORMATION AND COLLATERAL LOCATIONS OF COFFEE BEAN INTERNATIONAL, INC.

1.	Name of Grantor: COFFEE BEAN INTERNATIONAL, INC.

II.	State of Incorporation or Organization: Oregon

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 129369-10

V.	Federal Identification Number:

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:
1912 Farmer Brothers Drive
Northlake, Texas 76262
Attention:

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

(b)	Properties Leased by the Grantor (include Landlord’s Name):

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

2

INFORMATION AND COLLATERAL LOCATIONS OF FBC FINANCE COMPANY

I.	Name of Grantor: FBC FINANCE COMPANY

II.	State of Incorporation or Organization: California

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 0905697

V.	Federal Identification Number:

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:
1912 Farmer Brothers Drive
Northlake, Texas 76262
Attention:

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

(b)	Properties Leased by the Grantor (include Landlord’s Name):

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

2

INFORMATION AND COLLATERAL LOCATIONS OF COFFEE BEAN HOLDING CO., INC.

I.	Name of Grantor: COFFEE BEAN HOLDING CO., INC.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 3781157

V.	Federal Identification Number:

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:
1912 Farmer Brothers Drive
Northlake, Texas 76262
Attention:

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

(b)	Properties Leased by the Grantor (include Landlord’s Name):

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

2

INFORMATION AND COLLATERAL LOCATIONS OF CHINA MIST BRANDS, INC.

I.	Name of Grantor: CHINA MIST BRANDS, INC.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 61339189

V.	Federal Identification Number:

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:
1912 Farmer Brothers Drive
Northlake, Texas 76262
Attention:

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

(b)	Properties Leased by the Grantor (include Landlord’s Name):

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

2

INFORMATION AND COLLATERAL LOCATIONS OF BOYD ASSETS CO.

I.    Name of Grantor: BOYD ASSETS CO.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 6498468

V.	Federal Identification Number:

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:
1912 Farmer Brothers Drive
Northlake, Texas 76262
Attention:

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

(b)	Properties Leased by the Grantor (include Landlord’s Name):

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

2

EXHIBIT B
(See Sections 3.5 and 7.1 of Security Agreement)
DEPOSIT ACCOUNTS

Name of Grantor	Name of Institution	Account Number	Check here if Deposit Account is an Excluded Account	Description of Deposit Account if not an Excluded Account

SECURITIES ACCOUNTS

Name of Grantor	Name of Institution	Account Number

2

EXHIBIT C
(See Section 3.7 of Security Agreement)
LETTER OF CREDIT RIGHTS

LC No.	Issuing Bank	Applicant Party	Face Amount	Expiry Date

CHATTEL PAPER

EXHIBIT D
(See Section 3.10 and 3.11 of Security Agreement)
INTELLECTUAL PROPERTY RIGHTS
PATENTS

Name of Grantor	Patent Description	Patent Number	Issue Date
Boyd Assets Co.	Beverage Quality Control Apparatus And Method	6062126	5/16/2000
Boyd Assets Co.	Device For Preparing Milk Froth For Cappuccino	6786138	9/7/2004

PATENT APPLICATIONS

Name of Grantor	Patent Application	Application Filing Date	Application Serial Number
None.

REGISTERED TRADEMARKS

Name of Grantor	Trademark	Registration Date	Registration Number
Farmer Bros. Co.	See Attachment III
FBC Finance Company	See Attachment IV
Coffee Bean International, Inc.	See Attachment V
Boyd Assets Co.
China Mist Brands, Inc.

TRADEMARK APPLICATIONS

Name of Grantor	Trademark Application	Application Filing Date	Application Serial Number
None.

REGISTERED COPYRIGHTS

Name of Grantor	Copyright	Registration Date	Registration Number
Farmer Bros. Co.	Farmer Brothers route accounting	09/22/1981	TXu00082758
Farmer Bros. Co.	The Brewmatic/Daw prescription for success	04/22/1982	TX0001130633
China Mist Brands, Inc.	Oasis Design	08/30/1995	VA0000746115
China Mist Brands, Inc.	Why switch to China Mist?	06/01/1992	TX0003332425
Boyd Assets Co.	Expresso Cleaning Ticket for Reneka 123.	08/08/2002	TXu001061982
Boyd Assets Co.	COFFEE HOUSE ROASTERS HI-REV COFFEE.	09/06/2007	VA0001626268

FARMER BROS. CO.
U.S. TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Class	App. No.	App. Date	Reg. No.	Rep. Date
18TH STREET BLEND	30	85659675	22-Jun-12	4408196	24-Sep-13
APPLE BLOSSOM	30	74488012	8-Feb-94	2021164	3-Dec-96
ARABICA RUSH	30	77195724	1-Jun-07	3404583	1-Apr-08
ATLANTIC CITY BLEND Design	30	74409863	1-Jul-93	1856377	27-Sep-94
BENCHMARK	30	73389215	27-Sep-82	1299740	9-Oct-84
BREWMATIC.	16	73149436	21-Nov-77	1099530	15-Aug-78
BREWMATIC & Coffee Cup Design	11	75040567	4-Jan-96	2083159	29-Jul-97
CAFE ROYAL	30	73409018	12-Jan-83	1300828	16-Oct-84
CAIN’S (Stylized)	30	71690529	30-Jun-55	682261	21-Jul-59
CAIN’S CAFE BISTRO	30	75291900	14-May-97	2235142	23-Mar-99
CCP & Cup Design	35	72412191	10-Jan-72	956655	3-Apr-73
CCP CUSTOM COFFEE PLAN A DIVISION OF FARMER BROTHERS “EXCEPTIONAL FULL-SERVICE!” & Design	39	77231937	17-Jul-07	3434591	27-May-08
Chef in a Box Design	29	74598476	14-Nov-94	1933113	7-Nov-95
CHICAGO BLUES BLEND	30	77104148	9-Feb-07	3425309	13-May-08
CHOCOLATE CHERRY KISS	30	74615906	27-Dec-94	1961683	12-Mar-96
CHRISTMAS TRADITIONS	30	75053785	5-Feb-96	2024026	17-Dec-96
CINNAMON SENSATION	30	74488132	8-Feb-94	1998568	3-Sep-96
COFFEE CROWN	29	74120756	15-Nov-90	1682453	7-Apr-92
Coffee Mill Design	30	73778030	31-Jan-89	1560061	10-Oct-89
COFFEE OF THE MONTH CLUB	30	73108935	8-Dec-76	1115462	20-Mar-79
COLLABORATIVE COFFEE	30	87073939	16-Jun-16	5183482	11-Apr-17
COLLABORATIVE COFFEE FARM DIRECT Design	30	87073951	16-Jun-16	5183483	11-Apr-17
CONSISTENTLY GOOD! (Stylized)	1	73423227	25-Apr-83	1317485	5-Feb-85
CRANBERRY APPLE JUBILEE	30	74488015	8-Feb-94	2067449	3-Jun-97
CUP O’ FLAVOR	30	75041011	5-Jan-96	2033694	28-Jan-97
CUSTOM COFFEE PLAN	42	72391809	12-May-71	952353	30-Jan-73
Design	30, 35	85173787	10-Nov-10	4021853	6-Sep-11
EARL GREY’S BEST	30	74488107	8-Feb-94	2178725	4-Aug-98
					16-Apr-85
EMERALD CREAM	30	73491720	26-Jul-84	1331147
ENCHANTING MOMENTS	30	74488016	8-Feb-94	2019529	26-Nov-96
ENGLISH TRADITION	30	74488108	8-Feb-94	2018073	19-Nov-96
FARMER BROTHERS (Stylized in Football Logo)	30	77060582	8-Dec-06	3293093	18-Sep-07
FARMER BROTHERS (Stylized)	30	71617750	16-Aug-51	627465	22-May-56

FARMER BROTHERS COFFEE (Stylized)	11	78323502	5-Nov-03	3003644	4-Oct-05
FARMER BROTHERS	30	71617751	16-Aug-51	627932	29-May-56
CONSISTENTLY GOOD! (Stylized)
FARMER BROTHERS	39	85045571	21-May-10	3916564	8-Feb-11
FOODSERVICE & Design
FARMER BROTHERS	30	86270545	2-May-14	4797825	25-Aug-15
FINLEY LTD. & Ship Design	30	73702278	21-Dec-87	1564877	7-Nov-89
FIRST CLASS (Stylized)	30	73662821	26-May-87	1511358	1-Nov-88
FLAME ROOM	30	78449636	13-Jul-04	2992426	6-Sep-05
FLAV-R-SAVR	30	73699595	7-Dec-87	1510324	25-Oct-88
IRELAND	30	73505089	22-Oct-84	1413234	14-Oct-86
ISLAND MEDLEY	30	76543069	25-Aug-03	2874058	17-Aug-04
JAMAICAN TROPICAL	30	85816083	4-Jan-13	4487242	25-Feb-14
JAVA GUYS	35	78473320	25-Aug-04	3166168	31-Oct-06
JUSTIN LLOYD	30	75320032	7-Jul-97	2167683	23-Jun-98
LIMITED EDITION	30	73371227	23-Jun-82	1277254	8-May-84
					27-Aug-96
LIVELY LEMON	30	74488109	8-Feb-94	1997337
MCGARVEY & Design (coffee mill)	30	73722200	14-Apr-88	1520031	10-Jan-89
MCGARVEY & Design (coffee cup)	30	78351688	14-Jan-04	2951570	17-May-05
MCGARVEY & Design (coffee mill)	30	75037481	26-Dec-95	2036865	2-Feb-1997
MCGARVEY	30	86270267	2-May-14	4656044	16-Dec-14
MELLO-CUP	30	77334774	20-Nov-07	3479735	5-Aug-08
METROPOLITAN (Stylized)	30	85735588	21-Sep-12	4404653	17-Sep-13
MISTY MINT	30	78545858	11-Jan-05	3057506	7-Feb-06
OUR VERY BEST COFFEE & Design	30	73494756	13-Aug-84	1431383	3-Mar-87
PAN GUARD	29	72350738	6-Feb-70	930603	7-Mar-72
PEAKS OF KILIMANJARO	30	73717363	18-Mar-88	1523704	7-Feb-89
PREBICA	30	73812735	17-Jul-89	1584980	27-Feb-90
PRIVATE STOCK	30	77775972	7-Jul-09	3791695	18-May-10
REFRESHINGLY MINT	30	75451092	16-Mar-98	2222888	9-Feb-99
S (Stylized)	30	78806207	3-Feb-06	3620988	12-May-09
S (Stylized)	21	78828335	3-Mar-06	3482308	5-Aug-08
S (Stylized)	29	78828333	3-Mar-06	3490458	19-Aug-08
S (Stylized)	21	78805679	2-Feb-06	3589087	10-Mar-09
S SUPERIOR COFFEE	30	78806216	3-Feb-06	3581746	24-Feb-09
S SUPERIOR COFFEE	29	78828338	3-Mar-06	3473876	22-Jul-08
SIERRA BRAND - Stylized	30	71432341	25-May-40	387305	13-May-41
SIERRA BRAND & Design	29	74420478	2-Aug-93	1841952	28-Jun-94
SIERRA HERB & Design	30	74652053	27-Mar-95	2058024	29-Apr-97
SIGNATURE CUP	30	78772149	13-Dec-05	3283814	21-Aug-07

SIMPLY LEMON	30	74487364	8-Feb-94	2044052	11-Mar-97
SIP CITY	30	78202081	10-Jan-03	3130483	15-Aug-06
SOUTH BAY BLEND	30	85659677	22-Jun-12	4404442	17-Sep-13
SPECIAL EDITION	30	73249523	8-Feb-80	1200570	6-Jul-82
SPICED ORANGE GLOW	30	74488106	8-Feb-94	1993826	13-Aug-96
SPICEY ORANGE DELIGHT	30	74488136	8-Feb-94	1993827	13-Aug-96
STA-WHITE	I	73488801	9-Jul-84	1362767	1-Oct-85
SUCAF	30	78095703	29-Nov-01	2700391	25-Mar-03
SUNNY CUP (Stylized)	30	72116801	30-Mar-61	725429	19-Dec-61
SUNTIPT	32	73322676	7-Aug-81	1508491	11-Oct-88
SUPERIOR	21	75306825	11-Jun-97	2685044	11-Feb-03
SUPERIOR	30	72054111	23-Jun-58	696503	19-Apr-60
SUPERIOR COFFEE SINCE 1908 & Design	30	74591432	27-Oct-94	2004995	1-Oct-96
SUPERIOR CUSTOM BLEND	30	72048593	27-Mar-58	686961	20-Oct-59
SWEET JAMAICAN TROPICAL	30	85816079	4-Jan-13	4487241	25-Feb-14
VIENNA BLEND & Design	30	73558066	13-Sep-85	1405167	I2-Aug-1986
WB	30	71503060	31-May-46	433708	28-Oct-47
WECHSLER	30	72303970	31-Jul-68	875270	19-Aug-69
WILD OWL	30	87361668	7-Mar-17	5434584	27-Mar-18
WORLD’S FINEST	30	74215414	25-Oct-91	2384401	12-Sep-00
WORLD’S FINEST	30	73403350	22-Nov-82	1288497	31-Jul-84

STATE TRADEMARK REGISTRATIONS

State	Mark	International Class(es)	Registration No. Registration Date	Comments
Arizona	FARMER BROTHERS	20, 42	9037941 26-OCT-2017	Registered Trade Name.
California	COFFEE MAN	42	47829 01-MAY-1970	Registered.
California	Design Only	11	47829 01-MAY-1970	Registered.
California	DIPLOMAT	11, 21	47830 01-MAY-1970	Registered.
California	INTERNATIONAL	30	47834 04-MAY-1970	Registered.
California	M & K BLEND	30	69173 13-APR-1983	Registered.
California	PAN GUARD	30	47821 01-MAY-1970	Registered.
Nebraska	FARMER BROTHERS	42	10251620 03-NOV-2017	Registered Trade Name.
North Dakota	FARMER BROTHERS	35	44181700 15-NOV-2017	Registered Trade Name.
Ohio	FARMER BROTHERS	20, 42	4084426 17-OCT-2017	Registered Trade Name.
Wisconsin	FARMER BROTHERS	35	08-NOV-2017	Registered.
Wyoming	FARMER BROTHERS	20, 42	2017-000775739 09-NOV-2017	Registered Trade Name.

FBC FINANCE COMPANY
Mark Image	Mark	Status	Country	Owner	App. No.	App. Date	Req No.	Req. Date	Next Due Date	Class	Goods/Services
	BREWMATIC & Coffee Cup Design	Registered	Australia	FBC Finance Co.	1139487	06-Oct-2006	1139487	12-May-2008	Renewal due. 10/6/2016 “we have standing instructions to NOT renew the foreign “Brewmatic” marks”	11
Electrically operated automatic ground coffee dispensers primarily for commercial use, electric hot plates, electric coffee makers primarily for commercial use, beverage dispensers primarily for commercial use

	BREVVMATIC 8. Coffee Cup Design	Registered	Canada	FBC Finance Co.	1195424	31-Oct-2003	TMA644,777	21-Jul-2005	Renewal due. 7/21/2020 “we have standing instructions to NOT renew the foreign “Brewmatic” marks”	N/A
Electrically operated coffee brewing apparatus, electrically operated automatic ground coffee dispensers, electronically operated warming and hot plates, electrically operated hot chocolate and iced tea makers and dispensers, electronically operated

FBC FINANCE COMPANY
BREWMATIC & Coffee Cup Design	Registered	China (People’s Republic)	FBC Finance Co	3892989	16-Jan-2004	3892989	28-Nov-2005	Renewal due. 11/27/2015 “we have standing instructions to NOT renew the foreign “Brewmatic” marks”	11
Electronically operated coffee brewing apparatus, electrically operated automatic ground coffee dispensers, electrically operated warming and hot plates, electrically operated hot chocolate and iced tea makers and dispensers, electronically operated

BREWMATIC & Coffee Cup Design	Registered	Memo	FBC Finance Co.	704370	25-Feb-2005	981669	24-Apr-2007	Renewal due. 2/25/2015 “we have standing instructions to NOT renew the foreign “Brewmatic” marks”	11
Electronically operated coffee brewing apparatus, electronically operated automatic ground coffee dispensers, electronically operated warming and hot plates, electronically operated hot chocolate and iced tea makers and dispensers, electronically operated b

FBC FINANCE COMPANY
BREWMATIC 8 Coffee Cup Design	Registered	South Africa	FBC Finance Co	2005-23098	27-Oct-2005	2005-23098	21-Jan-2010	Renewal due 10/27/2015 “we have standing instructions to NOT renew the foreign “Brewmatic” marks”	11
Electronically operated automatic ground coffee dispensers unmanly for commercial use, electric hot plates, electric coffee makers unmanly for commercial use; beverage dispensers primarily for commercial use

BREWMATIC 8 Coffee Cup Design	Registered	South Africa	FBC Finance Co.	2005-23099	27-Oct-2005	2005-23099	21-Jan-2010	Renewal due. 10/27/2015 *we have standing instructions to NOT renew the foreign “Brewmatic” marks	21
Electronically operated automatic ground coffee dispensers primarily for commercial use, electric hot plates, electric coffee makers primarily for commercial use, beverage dispensers unmanly for commercial use

COFFEE BEAN INTERNATIONAL, INC.
U.S. TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Class	App. No.	App. Date	Reg. No.	Reg. Date
1K COFFEE COMPANY & Design	30	85/238,347	9-Feb-11	4276318	15-Jan-13
1K (Stylized)	30	85238308	9-Feb-11	4332336	7-May-13
BLACK MAGIC BLEND	30	77/799,143	6-Aug-09	3792506	25-May-10
BLENDER LATTE	30	75/266,702	31-Mar-97	2155875	5-May-98
BLENDER MOCHA	30	75/266,703	31-Mar-97	2153235	21-Apr-98
BLUE PARROT (c-store line)	30	76/296,597	6-Aug-01	2608264	13-Aug-02
CAFE TIERRA	30	77216073	26-Jun-07	3456837	1-Jul-08
COFFEE BEAN INTERNATIONAL	30	77615099	14-Nov-08	3697980	20-Oct-09
COUNTRY SPICE	30	73/174,868	12-Jun-78	1140486	14-Oct-80
CRAFTY MULE BLEND	30	85/466,480	7-Nov-11	4276931	15-Jan-13
EARTH BLEND	30	85082693	12-Jul-10	4037206	11-Oct-11
ECOTRADE ESPRESSO	30	77799153	6-Aug-09	3754716	2-Mar-10
ESPRESSO BARISTA	30	74/374,640	2-Apr-93	1823030	22-Feb-94
GOLDEN PECAN	30	74/564,284	22-Aug-94	1967411	9-Apr-96
GOLDEN PECAN	30	73/648,314	9-Mar-87	1481764	22-Mar-88
MARRAKESH ESPRESSO	30	77799156	6-Aug-09	3754717	2-Mar-10
MIDNIGHT SATIN BLEND	30	77799146	6-Aug-09	3792507	25-May-10
NORTHWEST ESPRESSO	30	77604047	30-Oct-08	3631110	2-Jun-09
PANACHE	30	74/538,334	16-Jun-94	1943254	19-Dec-95
PANACHE	30	74/374,830	2-Apr-93	1860488	25-Oct-94
PEAK ROAST	30	77604054	30-Oct-08	3650154	7-Jul-09
PORTLAND BLEND	30	77604042	30-Oct-08	3631109	2-Jun-09
PORTLAND COFFEEHOUSE BLEND	30	85659662	22-Jun-12	4398636	10-Sep-13
PROJECT DIRECT	30	77685711	6-Mar-09	3797061	1-Jun-10
PROMETHEUS BLEND	30	85010513	9-Apr-10	3921199	15-Feb-11
PUBLIC DOMAIN	43	77785259	20-Jul-09	3819654	13-Jul-10
PUBLIC DOMAIN	35	77785256	20-Jul-09	3819653	13-Jul-10
PUBLIC DOMAIN	30	77785254	20-Jul-09	3819652	13-Jul-10
SILKY JAZZ	30	77799148	6-Aug-09	3752290	23-Feb-10
SILVER SPUR	30	85506477	30-Dec-11	4287831	12-Feb-13
SUNDAY BEST	30	74/582,014	4-Oct-94	1991997	6-Aug-96
Tamper Design	30	77856554	23-Oct-09	3858166	5-Oct-10
Tamper Design	35	77856552	23-Oct-09	3858165	5-Oct-10
Tamper Design	43	77856550	23-Oct-09	3858164	5-Oct-10
UN MOMENTO	30	75/976,003	15-Sep-94	2072891	17-Jun-97
XANADU	30	74/802,307	25-Oct-93	1905109	11-Jul-95
YOUR NEIGHBORHOOD’S BEST COFFEE	30	76/305,933	23-Aug-01	2628021	1-Oct-02

BOYD ASSETS CO.
U.S. TRADEMARK REGISTRATIONS AND APPLICATIONS

Trademark	Jurisdiction	Reg. No.	Appl. No.	Reg. Date	Filing Date	Status
423 1/2	United States	4530330	85715700	13-May-2014	29-Aug-2012	REGISTERED
BIG STAR	United States	4530332	85715720	13-May-2014	29-Aug-2012	REGISTERED
BOYD’S (Stylized Letters)	United States	4601972	85676776	9-Sep-2014	13-Jul-2012	REGISTERED
BOYD'S 1900	United States	5560062	87769303	11-Sep-2018	24-Jan-2018	REGISTERED
BOYDS	United States	1844292	74344853	12-Jul-1994	31-Dec-1992	REGISTERED
BOYDS COFFEE	United States	2771750	78178040	7-Oct-2003	24-Oct-2002	REGISTERED
BOYD’S FREEZERS	United States	5325013	87105249	31-Oct-2017	15-Jul-2016	REGISTERED
CAFE ROJAS	United States	2731365	76343523	1-Jul-2003	28-Nov-2001	REGISTERED
CHOCOLATE MACK NUT	United States	4394132	85715758	27-Aug-2013	29-Aug-2012	REGISTERED - SUPPLEMENTAL REGISTER
COFFEE HOUSE FREEZERS	United States	2400168	75867856	31-Oct-2000	9-Dec-1999	REGISTERED
COFFEE HOUSE ROAST	United States	3594470	77542947	24-Mar-2009	8-Aug-2008	REGISTERED
COFFEE HOUSE ROASTERS	United States	1346576	73458816	2-Jul-1985	27-Dec-1983	REGISTERED
COFFEE HOUSE ROASTERS & Design	United States	2755179	76326644	26-Aug-2003	16-Oct-2001	REGISTERED
COFFEE PROFILER	United States	3325548	78263263	30-Oct-2007	17-Jun-2003	REGISTERED
Cup Saucer & Sunburst Design	United States	1789276	74341497	24-Aug-1993	21-Dec-1992	REGISTERED
DRINK LIFE STRONG	United States	4251067	85406994	27-Nov-2012	25-Aug-2011	REGISTERED
EARL ON ICE	United States	1639390	74011672	26-Mar-1991	18-Dec-1989	REGISTERED
ESPRESSO SOLO	United States	1932987	74585338	7-Nov-1995	13-Oct-1994	REGISTERED
ESTABLISHED 1900. SERIOUSLY.	United States	4495551	85676806	11-Mar-2014	13-Jul-2012	REGISTERED
FRENCH NO. 6	United States	2686419	76409865	11-Feb-2003	20-May-2002	REGISTERED
FUEL. NOT FASHION.	United States	4269142	85406965	1-Jan-2013	25-Aug-2011	REGISTERED
GOOD MORNING	United States	4530333	85715769	13-May-2014	29-Aug-2012	REGISTERED
GORGE	United States	4530331	85715711	13-May-2014	29-Aug-2012	REGISTERED
HAZELNUT GROVE	United States	4530340	85715902	13-May-2014	29-Aug-2012	REGISTERED

Trademark	Jurisdiction	Reg. No.	Appl. No.	Reg. Date	Filing Date	Status
HI-REV	United States	3012300	78976394	1-Nov-2005	27-Jan-2004	REGISTERED
HI-REV	United States	3538538	78358349	25-Nov-2008	27-Jan-2004	REGISTERED
ISLAND MIST	United States	2300750	75437781	14-Dec-1999	20-Feb-1998	REGISTERED
ITALIA D’ORO	United States	1544708	73703229	20-Jun-1989	28-Dec-1987	REGISTERED
ITALIA D’ORO	United States	1829521	74359175	5-Apr-1994	16-Feb-1993	REGISTERED
ITALIA D’ORO	United States	1556710	73768498	19-Sep-1989	9-Dec-1988	REGISTERED
ITALIA D’ORO FRESCANTE	United States	2631420	76340818	8-Oct-2002	21-Nov-2001	REGISTERED
LODGE ROAST	United States	4530334	85715796	13-May-2014	29-Aug-2012	REGISTERED
LOST LAKE	United States	4530335	85715809	13-May-2014	29-Aug-2012	REGISTERED
MARKET ROAST	United States	2815516	76386269	17-Feb-2004	20-Mar-2002	REGISTERED
MEDALLION	United States	1494437	73688836	28-Jun-1988	9-Oct-1987	REGISTERED
Misc. Design (Red Wagon)	United States	1307925	73460486	4-Dec-1984	11-Jan-1984	REGISTERED
MOCHACCINO	United States	1913576	74370182	22-Aug-1995	22-Mar-1993	REGISTERED
MOTORINO	United States	4530336	85715816	13-May-2014	29-Aug-2012	REGISTERED
NIGHT DOCK	United States	4530337	85715830	13-May-2014	29-Aug-2012	REGISTERED
NO WIMPS ALLOWED	United States	3493838	78470544	26-Aug-2008	19-Aug-2004	REGISTERED
RED WAGON	United States	827239	72207108	11-Apr-1967	30-Nov-1964	REGISTERED
RED WAGON	United States	4530378	85738129	13-May-2014	25-Sep-2012	REGISTERED
RIP CITY COFFEE	United States	2801849	76424598	6-Jan-2004	26-Jun-2002	REGISTERED
RITE-NOW	United States	1731405	74182495	10-Nov-1992	5-Jul-1991	REGISTERED
STEADY HAND	United States	4530339	85715839	13-May-2014	29-Aug-2012	REGISTERED
STEVEDORE	United States	4530338	85715836	13-May-2014	29-Aug-2012	REGISTERED
STREAMLINER	United States	4530341	85715911	13-May-2014	29-Aug-2012	REGISTERED
TECHNI-BREW	United States	1468924	73617741	15-Dec-1987	2-Sep-1986	REGISTERED
TECHNIBREW	United States	5347620	87221753	28-Nov-2017	31-Oct-2016	REGISTERED
THE REAL COFFEE EXPERTS	United States	1630228	74022142	1-Jan-1991	24-Jan-1990	REGISTERED
THE REAL COFFEE EXPERTS	United States	1676131	74017215	18-Feb-1992	8-Jan-1990	REGISTERED
VIAGGIO	United States	2109723	75044729	28-Oct-1997	17-Jan-1996	REGISTERED - TO BE CANCELLED
FLAV-R-FLO	United States	782274	72175628	29-Dec-1964	23-Aug-1963	REGISTERED - TO BE CANCELLED
GOURMET MEDALLION	United States	1341288	73512257	11-Jun-1985	6-Dec-1984	REGISTERED - TO BE CANCELLED
RED WAGON	United States	1307924	73460485	4-Dec-1984	11-Jan-1984	REGISTERED - TO BE CANCELLED
TECHNI-BREW Design	United States	1913198	74562375	22-Aug-1995	18-Aug-1994	REGISTERED - TO BE CANCELLED
THE REAL COFFEE EXPERTS	United States	1310576	73435130	18-Dec-1984	18-Jul-1983	REGISTERED - TO BE CANCELLED

CHINA MIST BRANDS, INC.
U.S. TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	International Class(es)	Application No. Filing Date	Registration No. Registration Date	Status
CHINA MIST	30	73547909 15-JUL-1985	1386975 18-MAR-1986	Registered.
CHINA MIST	30	74535507 09-JUN-1994	1896388 30-MAY-1995	Registered.
CHINA MIST	25	74568719 01-SEP-1994	1915113 29-AUG-1995	Registered.
CHINA MIST	30, 32, 35	86579130 27-MAR-2015		Pending; Intent to Use (Statement of Use filed 10/13/2018).
CHINA MIST	35	86579242 27-MAR-2015	4845567 03-NOV-2015	Registered.
CHINAMIST	30, 35	86982257 27-MAR-2015	5247363 18-JUL-2017	Registered.
CHINAMIST	30	86578982 27-MAR-2015	5525153 24-JUL-2018	Registered.
CHINAMIST	30, 32	86579055 27-MAR-2015	5525154 24-JUL-2018	Registered.
CHINAMIST	30, 35	86982317 27-MAR-2015	5247364 18-JUL-2017	Registered.
FIESTA FRIA	30	78210908 04-FEB-2003	2813034 10-FEB-2004	Registered.
FRENZY	30	74423042 11-AUG-1993	1838029 31-MAY-1994	Registered.
LEAVES PURE TEAS	30	78075290 23-JUL-2001	2760266 02-SEP-2003	Registered; Partial Section 2(F).
MANGO FRIO	30	78210911 04-FEB-2003	2813035 10-FEB-2004	Registered.
TEA-LC	37	78076730 31-JUL-2001	2552811 26-MAR-2002	Registered.
TEA-LOVING CARE	37	74547961 11-JUL-1994	1920208 19-SEP-1995	Registered.
TEA-SHIRT	25	78076742 31-JUL-2001	3101411 06-JUN-2006	Registered; Section 2(F).
TEA-SHIRTS	25	74483771 28-JAN-1994	1984494 02-JUL-1996	Registered.
THE SIMPLICITY OF TEA	30	78074534 18-JUL-2001	2725904 10-JUN-2003	Registered.
TRIBERRY DELIGHT	30	86423853 14-OCT-2014	4875573 22-DEC-2015	Registered.
TRUE LEAVES ICED TEA	30	77501235 17-JUN-2008	3712901 17-NOV-2009	Registered.

EXHIBIT E
COMMERCIAL TORT CLAIMS

EXHIBIT F
INTENTIONALLY OMITTED

EXHIBIT G
(See Section 3.13 of Security Agreement and Definition of “Pledged Collateral”)
LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY
STOCKS

Name of Grantor	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares
Farmer Bros. Co.	FBC Finance Company			Common	100%
Farmer Bros. Co.	Coffee Bean Holding Co., Inc.			Common	100%
Coffee Bean Holding Co., Inc.	Coffee Bean International, Inc.			Common	100%
Farmer Bros. Co.	Boyd Assets Co.			Common	100%
Farmer Bros. Co.	Tea Leaf Acquisition Corp. (n/k/a China Mist Brands, Inc.)			Common	100%

BONDS

Name of Grantor	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Name of Grantor	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)

Name of Grantor	Issuer	Description of Collateral	Percentage Ownership Interest

EXHIBIT H
(See Section 3.1 of Security Agreement)
OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED
1.    Farmer Bros. Co.: Secretary of State of the State of Delaware
2.    Coffee Bean International, Inc.: Secretary of State of the State of Oregon
3.    Coffee Bean Holding Co., Inc.: Secretary of State of the State of Delaware
4.    FBC Finance Company: Secretary of State of the State of California
5.    China Mist Brands, Inc.: Secretary of State of the State of Delaware
6.    Boyd Assets Co.: Secretary of State of the State of Delaware

EXHIBIT I
(See Section 4.4 and 4.8 of Security Agreement)
AMENDMENT
This Amendment, dated _______, ___ is delivered pursuant to Section 4.4 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Amended and Restated Pledge and Security Agreement, dated as of November 6, 2018, between the undersigned, as the Grantors, and JPMorgan Chase Bank, N.A., as the Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Security Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in the Security Agreement.

By:
Name:
Title:

SCHEDULE I TO AMENDMENT
COMMERCIAL TORT CLAIMS

Name of Grantor	Description of Claim	Parties	Case Number; Name of Court where Case was Filed

EXHIBIT J
FORM OF COPYRIGHT SECURITY AGREEMENT
(see attached)

EXECUTION VERSION
COPYRIGHT SECURITY AGREEMENT
This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made as of ______, 20__, by and among FARMER BROS. CO., a Delaware corporation (the “Borrower”), BOYD ASSETS CO., a Delaware corporation (“Boyd Assets”), CHINA MIST BRANDS, INC., a Delaware corporation (“China Mist”), COFFEE BEAN INTERNATIONAL, INC., an Oregon corporation (“Coffee Bean”), FBC FINANCE COMPANY, a California corporation (“FBC”), and COFFEE BEAN HOLDING CO., INC., a Delaware corporation (“Coffee Bean Holdings”, and together with the Borrower, Boyd Assets, China Mist, Coffee Bean, and FBC, each an “Initial Grantor”; the Initial Grantors, together with any additional Subsidiaries, whether now existing or hereafter formed or acquired which become parties to the Security Agreement from time to time, in accordance with the terms of the Credit Agreement (as defined below), by executing a Security Agreement Supplement, collectively, the “Grantors”), and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) for itself and for the Secured Parties (as defined in the Credit Agreement identified below).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of November 6, 2018 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the Grantors, the Administrative Agent and the Lenders, the Lenders have agreed to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof;
WHEREAS, the Lenders are willing to make the financial accommodations to the Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to the Administrative Agent, on behalf of the Secured Parties, that certain Amended and Restated Pledge and Security Agreement, dated as of November 6, 2018 (including all exhibits thereto, as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the “Security Agreement”);
WHEREAS, pursuant to the Security Agreement, each Grantor pledged and granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Copyright Collateral (as defined below); and
WHEREAS, pursuant to the Security Agreement, each Grantor has agreed to execute and deliver this Copyright Security Agreement in order to record the security interest granted to the Administrative Agent, for the benefit of the Secured Parties, with the United States Copyright Office;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
1.    DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.
2.    GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby pledges, collaterally assigns and grants to the Administrative Agent, on behalf of the Secured Parties, to secure the prompt and complete payment and performance of the Secured Obligations, a security interest

2

(referred to in this Copyright Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under the following, whether now owned or hereafter acquired or arising (collectively, the “Copyright Collateral”):
(a)    all of its copyright registrations and applications for registration thereof listed on Schedule I;
(b)    all renewals of the foregoing;
(c)    the right to sue for past, present, and future infringements of any of the foregoing; and
(d)    all products and proceeds (as that term is defined in the UCC) of the foregoing, including all income, royalties, damages, and payments now or hereafter due and/or payable thereunder, including damages and payments for past or future infringements thereof.
3.    SECURITY FOR SECURED OBLIGATIONS. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by any Grantor to the Secured Parties, whether or not they are unenforceable or not allowable due to the existence of an insolvency proceeding involving any Grantor.
4.    SECURITY AGREEMENT. The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to the Administrative Agent, on behalf of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Copyright Security Agreement and the Security Agreement, the Security Agreement shall control.
5.    RESERVED.
6.    COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Copyright Security Agreement. Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Security Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Security Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Copyright Security Agreement is a Loan Document.

2

7.    CHOICE OF LAW. THIS COPYRIGHT SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
8.    MISCELLANEOUS. THIS COPYRIGHT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CONSENT TO JURISDICTION AND JURY TRIAL WAIVER SET FORTH IN SECTIONS 8.17 AND 8.18 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have caused this Copyright Security Agreement to be executed and delivered as of the day and year first above written.
GRANTORS:

FARMER BROS. CO.

By:
Name:
Title:
BOYD ASSETS CO.

By:
Name:
Title:
CHINA MIST BRANDS, INC.

By:
Name:
Title:
COFFEE BEAN INTERNATIONAL, INC.

By:
Name:
Title:
FBC FINANCE COMPANY

By:
Name:
Title:
COFFEE BEAN HOLDING CO., INC.

By:
Name:
Title:

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

SCHEDULE 1
TO
COPYRIGHT SECURITY AGREEMENT
U.S. COPYRIGHT REGISTRATIONS

Grantor	Copyright	Registration Number	Registration Date

EXHIBIT K
FORM OF PATENT SECURITY AGREEMENT
(See attached)

EXECUTION VERSION
PATENT SECURITY AGREEMENT
This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made as of ______, 20__, by and among FARMER BROS. CO., a Delaware corporation (the “Borrower”), BOYD ASSETS CO., a Delaware corporation (“Boyd Assets”), CHINA MIST BRANDS, INC., a Delaware corporation (“China Mist”), COFFEE BEAN INTERNATIONAL, INC., an Oregon corporation (“Coffee Bean”), FBC FINANCE COMPANY, a California corporation (“FBC”), and COFFEE BEAN HOLDING CO., INC., a Delaware corporation (“Coffee Bean Holdings”, and together with the Borrower, Boyd Assets, China Mist, Coffee Bean, and FBC, each an “Initial Grantor”; the Initial Grantors, together with any additional Subsidiaries, whether now existing or hereafter formed or acquired which become parties to the Security Agreement from time to time, in accordance with the terms of the Credit Agreement (as defined below), by executing a Security Agreement Supplement, collectively, the “Grantors”), and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) for itself and for the Secured Parties (as defined in the Credit Agreement identified below).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of November 6, 2018 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the Grantors, the other grantors party thereto, the Administrative Agent and the Lenders, the Lenders have agreed to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof;
WHEREAS, the Lenders are willing to make the financial accommodations to the Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to the Administrative Agent, on behalf of the Secured Parties, that certain Amended and Restated Pledge and Security Agreement, dated as of November 6, 2018 (including all exhibits thereto, as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the “Security Agreement”);
WHEREAS, pursuant to the Security Agreement, each Grantor pledged and granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Patent Collateral (as defined below); and
WHEREAS, pursuant to the Security Agreement, each Grantor has agreed to execute and deliver this Patent Security Agreement in order to record the security interest granted to the Administrative Agent, for the benefit of the Secured Parties, with the United States Patent and Trademark Office;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
1.    DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.
2.    GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby pledges, collaterally assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, to secure the prompt and complete payment and performance of the Secured

2

Obligations, a security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):
(a)    all of its patents and patent applications listed on Schedule I;
(b)    all reissues, divisions, continuations, renewals, extensions and continuations-in-part of the foregoing;
(c)    all rights to sue for past, present, and future infringements thereof; and
(d)    all products and proceeds (as that term is defined in the UCC) of the foregoing, including all income, royalties, damages, claims and payments now or hereafter due or payable under and with respect thereto, including damages and payments for past and future infringements thereof.
3.    SECURITY FOR SECURED OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute pan of the Secured Obligations and would be owed by any Grantor to the Secured Parties whether or not they are unenforceable or not allowable due to the existence of an insolvency proceeding involving any Grantor.
4.    SECURITY AGREEMENT. The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to the Administrative Agent, on behalf of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.
5.    COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement. Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Security Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Security Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Patent Security Agreement is a Loan Document.
6.    CHOICE OF LAW. THIS PATENT SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2

7.    MISCELLANEOUS. THIS PATENT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CONSENT TO JURISDICTION AND JURY TRIAL WAIVER SET FORTH IN SECTIONS 8.17 AND 8.18 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.
GRANTORS:

FARMER BROS. CO.

By:
Name:
Title:
BOYD ASSETS CO.

By:
Name:
Title:
CHINA MIST BRANDS, INC.

By:
Name:
Title:
COFFEE BEAN INTERNATIONAL, INC.

By:
Name:
Title:
FBC FINANCE COMPANY

By:
Name:
Title:
COFFEE BEAN HOLDING CO., INC.

By:
Name:
Title:

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

SCHEDULE I
to
PATENT SECURITY AGREEMENT
Patents

Name of Grantor	Title	Patent Number	Issue Date

Patent Applications

Name of Grantor	Title	Application Number	Filing Date

EXHIBIT L
FORM OF TRADEMARK SECURITY AGREEMENT
(see attached)

EXECUTION VERSION
TRADEMARK SECURITY AGREEMENT
This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made as of ______, 20__, by and among FARMER BROS. CO., a Delaware corporation (the “Borrower”), BOYD ASSETS CO., a Delaware corporation (“Boyd Assets”), CHINA MIST BRANDS, INC., a Delaware corporation (“China Mist”), COFFEE BEAN INTERNATIONAL, INC., an Oregon corporation (“Coffee Bean”), FBC FINANCE COMPANY, a California corporation (“FBC”), and COFFEE BEAN HOLDING CO., INC., a Delaware corporation (“Coffee Bean Holdings”, and together with the Borrower, Boyd Assets, China Mist, Coffee Bean, and FBC, each an “Initial Grantor”; the Initial Grantors, together with any additional Subsidiaries, whether now existing or hereafter formed or acquired which become parties to the Security Agreement from time to time, in accordance with the terms of the Credit Agreement (as defined below), by executing a Security Agreement Supplement, collectively, the “Grantors”), and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) for itself and for the Secured Parties (as defined in the Credit Agreement identified below).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of November 6, 2018 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the Grantors, the Administrative Agent and the Lenders, the Lenders have agreed to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof; and
WHEREAS, the Lenders are willing to make the financial accommodations to the Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to the Administrative Agent, on behalf of the Secured Parties, that certain Amended and Restated Pledge and Security Agreement, dated as of November 6, 2018 (including all exhibits thereto, as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the “Security Agreement”);
WHEREAS, pursuant to the Security Agreement, each Grantor pledged and granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Trademark Collateral (as defined below); and
WHEREAS, pursuant to the Security Agreement, each Grantor has agreed to execute and deliver this Trademark Security Agreement in order to record the security interest granted to the Administrative Agent, for the benefit of the Secured Parties, with the United States Patent and Trademark Office;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
1.    DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.
2.    GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby pledges, collaterally assigns and grants to the Administrative Agent, on behalf of the Secured Parties, to secure the prompt and complete payment and performance of the Secured Obligations, a security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right,

1

title and interest in, to and under the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):
(a)    all of its trademarks and service mark registrations and applications for registration thereof listed on Schedule I;
(b)    all renewals of the foregoing;
(c)    all goodwill of the business connected with the use of, and symbolized by, the foregoing;
(d)    all rights to sue for past, present, and future infringements thereof; and
(e)    all products and proceeds (as that term is defined in the UCC) of the foregoing, including all income, royalties, damages, claims and payments now or hereafter due or payable under and with respect thereto, including damages and payments for past and future infringements thereof.
3.    SECURITY FOR SECURED OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by any Grantor to the Secured Parties, whether or not they are unenforceable or not allowable due to the existence of an insolvency proceeding involving any Grantor.
4.    SECURITY AGREEMENT. The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to the Administrative Agent, on behalf of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.
5.    RESERVED.
6.    COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement. Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Security Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Security Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Trademark Security Agreement is a Loan Document.

2

7.    CHOICE OF LAW. THIS TRADEMARK SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
8.    MISCELLANEOUS. THIS TRADEMARK SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CONSENT TO JURISDICTION AND JURY TRIAL WAIVER SET FORTH IN SECTIONS 8.17 AND 8.18 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
[Signature Page Follows]

3

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.
GRANTORS:

FARMER BROS. CO.

By:
Name:
Title:
BOYD ASSETS CO.

By:
Name:
Title:
CHINA MIST BRANDS, INC.

By:
Name:
Title:
COFFEE BEAN INTERNATIONAL, INC.

By:
Name:
Title:
FBC FINANCE COMPANY

By:
Name:
Title:
COFFEE BEAN HOLDING CO., INC.

By:
Name:
Title:

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

SCHEDULE I
TO
TRADEMARK SECURITY AGREEMENT
U.S. TRADEMARK REGISTRATIONS AND APPLICATIONS
Owner: [NAME OF GRANTOR]

Mark	Class	App. No.	App. Date	Reg. No.	Reg. Date

ANNEX I
to
AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
Reference is hereby made to the Amended and Restated Pledge and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), dated as of November 6, 2018, made by each of Farmer Bros. Co., a Delaware corporation (the “Borrower”), Boyd Assets Co., a Delaware corporation (“Boyd Assets”), China Mist Brands, Inc., a Delaware corporation (“China Mist”), Coffee Bean International, Inc., an Oregon corporation (“Coffee Bean”), FBC Finance Company, a California corporation (“FBC”), and Coffee Bean Holding Co., Inc., a Delaware corporation (“Coffee Bean Holdings”, and together with the Borrower, Boyd Assets, China Mist, Coffee Bean, and FBC, each an “Initial Grantor”; the Initial Grantors, together with any additional Subsidiaries, including the undersigned, which become parties thereto by executing a Supplement in substantially the form hereof, the “Grantors”), in favor of the Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Security Agreement.
By its execution below, the undersigned, [NAME OF NEW GRANTOR], a [__________] [corporation/limited liability company/limited partnership] (the “New Grantor”) agrees to become, and does hereby become, a Grantor under the Security Agreement and agrees to be bound by the Security Agreement as if originally a party thereto. The New Grantor hereby collaterally assigns and pledges to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties, a security interest in all of the New Grantor’s right, title and interest in and to the Collateral, whether now owned or hereafter acquired, to secure the prompt and complete payment and performance of the Secured Obligations. For the avoidance of doubt, the grant of a security interest herein shall not be deemed to be an assignment of intellectual property rights owned by the New Grantor.
By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in the Agreement are true and correct in all respects as of the date hereof. The New Grantor represents and warrants that the supplements to the Exhibits to the Security Agreement attached hereto are true and correct in all respects and that such supplements set forth all information required to be scheduled under the Security Agreement with respect to the New Grantor. The New Grantor shall take all steps necessary and required under the Security Agreement to perfect, in favor of the Administrative Agent, a first-priority security interest in and lien against the New Grantor’s Collateral.
THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
IN WITNESS WHEREOF, the New Grantor has executed and delivered this Security Agreement Supplement as of this ___________ day of ____________, 20__.

[NAME OF NEW GRANTOR]

By:__________________________
Title:_________________________